UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 23, 2017. STERLING BANCORP STERLING BANCORP STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 Meeting Information Meeting Type: Annual Meeting For holders as of: March 30, 2017 Date: May 23, 2017 Time: 11:00 A.M. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STL2017 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STL2017 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E24202-P91136

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote By Internet: Before The Meeting up until 11:59 pm May 22, 2017: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/STL2017. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Phone: Use any touch-tone telephone to transmit your voting instructions up until 11:59 pm Eastern Time on May 22, 2017. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) when you call and then follow instructions. E24203-P91136

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of all current Directors for a one (1) year term until their successors are elected and qualified: Nominees: 01) John P. Cahill 02) James F. Deutsch 03) Navy E. Djonovic 04) Fernando Ferrer 05) Thomas G. Kahn 06) Jack Kopnisky 07) James J. Landy 08) Robert W. Lazar 09) Richard O'Toole 10) Burt Steinberg 11) William E. Whiston The Board of Directors recommends you vote FOR the following proposal: 2. Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay); The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. Approval, by non-binding vote, on the frequency of the stockholder Say-on-Pay vote on executive compensation in the future; The Board of Directors recommends you vote FOR the following proposal: 4. Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017; and 5. The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. E24204-P91136

E24205-P91136

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 23, 2017. STERLING BANCORP STERLING BANCORP Meeting Information Meeting Type: Annual Meeting For holders as of: March 30, 2017 Date: May 23, 2017 Time: 11:00 A.M. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STL2017 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STL2017 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 You are receiving this communication because you are a participant in the Sterling National Bank 401(k) and Profit Sharing Plan. As such, you have the right to direct the Trustee how to vote shares of common stock allocated to the account. You must submit your voting instruction up until 5:00 PM Eastern Time on May 19, 2017. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E24206-P91136

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Please choose one of the following methods to make your request: Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote By Internet up until 5:00pm ET on May 19, 2017: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Phone: Use any touch-tone telephone to transmit your voting instructions up until 5:00 pm Eastern Time on May 19, 2017. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) when you call and then follow instructions. E24207-P91136

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of all current Directors for a one (1) year term until their successors are elected and qualified: Nominees: 01) John P. Cahill 02) James F. Deutsch 03) Navy E. Djonovic 04) Fernando Ferrer 05) Thomas G. Kahn 06) Jack Kopnisky 07) James J. Landy 08) Robert W. Lazar 09) Richard O'Toole 10) Burt Steinberg 11) William E. Whiston The Board of Directors recommends you vote FOR the following proposal: 2. Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay); The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. Approval, by non-binding vote, on the frequency of the stockholder Say-on-Pay vote on executive compensation in the future; The Board of Directors recommends you vote FOR the following proposal: 4. Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017; and 5. The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. E24208-P91136

E24209-P91136